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                 EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS
                 -----------------------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3, Number 33-66472, and the Registration Statements on Form S-8, Numbers 33-39459 and 33-61266 of PPT VISION, Inc. of our report dated November 22, 1996 appearing in this Annual Report on Form 10-K.


/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE, LLP
Minneapolis, Minnesota
January 28, 1997